SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2006
LAYNE CHRISTENSEN COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20578	48-0920712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1900 Shawnee Mission Parkway
Mission Woods, Kansas 66205
(Address of Principal Executive Offices)

(913) 362-0510
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 7 — REGULATION FD
ITEM 7.01 REGULATION FD DISCLOSURE.
     On April 24, 2006, the Board of Directors of Layne Christensen Company (“Layne”) adopted the Layne Christensen Company 2006 Equity Incentive Plan (the “2006 Equity Plan”), subject to receiving the appropriate stockholder approval. On May 31, 2006, the Board of Directors adopted an amendment to the 2006 Equity Plan that would prohibit the repricing of any option issued under the plan without obtaining stockholder approval. The full text of the amendment is set forth in Exhibit 10.1 hereto, which is incorporated herein by reference.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits.
10.1	Amendment to the Layne Christensen Company 2006 Equity Incentive Plan, dated May 31, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAYNE CHRISTENSEN COMPANY
Date: May 31, 2006	By /s/ A. B. Schmitt
	Name:	Andrew B. Schmitt
	Title:	President and Chief Executive Officer